Exhibit 32

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Lannett Company, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy C. Crew, the Chief Executive Officer of the Company and I, Martin P. Galvan, the Vice President of Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2018	/s/ Timothy C. Crew
Timothy C. Crew,
Chief Executive Officer

Dated: August 28, 2018	/s/ Martin P. Galvan
Martin P. Galvan,
Vice President of Finance and
Chief Financial Officer